UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 3, 2016

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2016, MetLife, Inc. (the “Company”) issued (i) a news release announcing its results for the quarter ended June 30, 2016 (the “Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference and (ii) a Quarterly Financial Supplement for the quarter ended June 30, 2016 (the “Quarterly Financial Supplement”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Earnings Release and the Quarterly Financial Supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 8.01 Other Events.

The Company recorded a non-cash charge in the second quarter of 2016 resulting from its annual review of actuarial assumptions for the Retail variable annuities business. The Company accelerated its 2016 annual variable annuity actuarial assumption review from the third quarter to the second quarter in light of the Company’s previously announced plan to separate a substantial portion of its U.S. Retail business. As a result of this review, the Company has recorded a non-cash charge to net income of $2.0 billion, net of deferred acquisition costs and after tax. Approximately $1.5 billion of this after tax charge is attributable to changes in policyholder behavior assumptions and the remainder is related to changes in economic and other actuarial assumptions. Also as a result of this review, the Company has recorded a non-cash benefit to U.S. Statutory net income of $0.266 billion, net of tax.

The U.S. GAAP and U.S. Statutory impacts for the quarter ended June 30, 2016 on the legal entities below are as follows:

	Net Income Impact
	$in Billions
	U.S. GAAP	U.S. Statutory
Metropolitan Life Insurance Company	$(0.370)	$(0.014)
MetLife Insurance Company USA	$(1.660)	$0.280
Other subsidiaries	$0.018	—

Total	$(2.012)	$0.266

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	News release of MetLife, Inc., dated August 3, 2016, announcing its results for the quarter ended June 30, 2016

99.2	Quarterly Financial Supplement for the quarter ended June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
	Name:	Timothy J. Ring
	Title:	Senior Vice President and Secretary

Date: August 3, 2016

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	News release of MetLife, Inc., dated August 3, 2016, announcing its results for the quarter ended June 30, 2016

99.2	Quarterly Financial Supplement for the quarter ended June 30, 2016